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                                                                    EXHIBIT 10.6
                                                               EXECUTION VERSION

                    FIRST AMENDMENT TO COLLATERAL AGENCY AND
                             INTERCREDITOR AGREEMENT

         FIRST AMENDMENT, dated as of October 10, 2003 (this "AMENDMENT"), to the COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT (the "AGREEMENT") dated as of November 1, 1994 among CREDIT SUISSE, as agent bank under the Working Capital Facility, CREDIT SUISSE, as agent bank under the Reimbursement Agreement, BANQUE NATIONALE DE PARIS, as agent bank under the Debt Service Reserve LOC Reimbursement Agreement, THE BANK OF NEW YORK (as successor trustee to NationsBank of Florida, N.A.), as Trustee under the Trust Indenture, dated as of November 1, 1994, THE BANK OF NEW YORK (as successor tax exempt trustee to NationsBank of Florida, N.A.), as Tax Exempt Trustee under the Amended and Restated Indenture of Trust, dated as of November 1, 1994, the MARTIN COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY, a body corporate and politic organized and existing under the laws of the State of Florida (the "IDA"), THE BANK OF NEW YORK (as successor disbursement agent to NationsBank of Florida, N.A.), as Disbursement Agent under the Disbursement Agreement, INDIANTOWN COGENERATION, L.P., a Delaware limited partnership (together with its successors and assigns, the "PARTNERSHIP"), INDIANTOWN COGENERATION FUNDING CORPORATION, a Delaware corporation (together with its successors and assigns, the "COMPANY"), and DEUTSCHE BANK TRUST COMPANY AMERICAS (as successor collateral agent to Bankers Trust Company), as Collateral Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

                                   WITNESSETH

         WHEREAS, the Partnership intends to refinance and/or replace the credit facilities evidenced by the Working Capital Facility, the Reimbursement Agreement, and the Debt Service Reserve LOC Reimbursement Agreement referred to above (such facilities, collectively, the "ORIGINAL CREDIT FACILITIES") pursuant to certain agreements to be entered into with Credit Lyonnais New York Branch as agent thereunder and the other parties thereto on or about the date hereof (such facilities as refinanced or replaced from time to time, the "NEW CREDIT FACILITIES").

         WHEREAS, the Required Senior Creditors have agreed to amend the Agreement pursuant to Section 8(d), Section 22, and other provisions thereof, and subject to the terms and conditions set forth herein, to (i) reflect the particulars of the New Credit Facilities (including making Credit Lyonnais New York Branch as agent under the New Credit Facilities a Senior Party), (ii) incorporate the amended defined terms of that certain Third Supplemental Indenture, dated on or about the date hereof, to the Indenture, (iii) clarify that the credit facilities represented by the New Credit Facilities may be replaced from time to time in accordance with the requirements of the applicable Financing Documents, and (iv) provide that certain Financing Documents may be amended or modified from time to time in certain circumstances without the consent of the Required Senior Creditors, the Trustee, the Tax Exempt Trustee, or the IDA for the purpose of evidencing the termination, amendment, modification, or replacement of the credit facilities represented by the New Credit Facilities.

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         NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

SECTION 1. AMENDMENTS TO THE AGREEMENT

                  1.1      AMENDMENTS TO THE FIRST PARAGRAPH.

                  The first paragraph of the Agreement, appearing immediately before the "Preliminary Statements" of the Agreement, is hereby amended by deleting such paragraph in its entirety and inserting in lieu thereof the following:

         "This COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT (this "Agreement"), dated as of November 1, 1994, among CREDIT LYONNAIS NEW YORK BRANCH, as agent bank (together with its successors, assigns and replacements) under the Reimbursement Agreement, CREDIT LYONNAIS NEW YORK BRANCH, as agent bank (together with its successors, assigns and replacements) under the Debt Service Reserve LOC Reimbursement Agreement, CREDIT LYONNAIS NEW YORK BRANCH, as agent bank (together with its successors, assigns and replacements) under the Working Capital Facility, THE BANK OF NEW YORK (successor trustee to NationsBank of Florida, N.A.), as Trustee under the Trust Indenture dated as of November 1, 1994 (together with its successors and assigns the "Trustee"), THE BANK OF NEW YORK (successor trustee to NationsBank of Florida, N.A.), as Trustee under the Amended and Restated Indenture of Trust (together with its successors and assigns, the "Tax Exempt Trustee"), the MARTIN COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY, a body corporate and politic organized and existing under the laws of the State of Florida (together with its successors and assigns, the "IDA"), THE BANK OF NEW YORK (successor disbursement agent to NationsBank of Florida, N.A.), as Disbursement Agent (together with its successors and assigns, the "Disbursement Agent") under the Disbursement Agreement, INDIANTOWN COGENERATION, L.P., a Delaware limited partnership (together with its successors and assigns, the "Partnership"), INDIANTOWN COGENERATION FUNDING CORPORATION, a Delaware corporation (together with its successors and assigns, the "Company," the Company together with the Partnership is herein collectively referred to as the "Borrowers"), and DEUTSCHE BANK TRUST COMPANY AMERICAS (successor collateral agent to Bankers Trust Company), as Collateral Agent (together with its successors and assigns, the "Collateral Agent")."

                  1.2      AMENDMENTS TO THE PRELIMINARY STATEMENTS.

                  A. Preliminary Statement 6 is hereby amended by deleting such preliminary statement in its entirety and inserting in lieu thereof the following:

         "6. The Partnership intends to finance certain working capital requirements of the Project pursuant to a Revolving Credit Agreement, dated as of October ___,

                                       2

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         2003, among the Partnership, each of the banks and financial institutions identified therein and the Working Capital Provider, as agent."

                           B. Preliminary Statement 7 is hereby amended by
deleting the second sentence thereof in its entirety and inserting in lieu thereof the following:

         "The LOC Provider has agreed to issue Letters of Credit subject to the terms and conditions contained in the Letter of Credit and Reimbursement Agreement, dated as of October ___, 2003, among the Partnership, each of the banks and financial institutions identified therein and the LOC Provider, as agent."

                           C. Preliminary Statement 8 is hereby amended by
deleting the second sentence thereof in its entirety and inserting in lieu thereof the following:

         "The Debt Service Reserve Letter of Credit Provider has agreed to issue a Debt Service Reserve Letter of Credit subject to the terms and conditions contained in the Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of October ___, 2003, among the Partnership, each of the banks and financial institutions identified therein and the Debt Service Reserve Letter of Credit Provider, as agent."

                  1.3      AMENDMENTS TO SECTION 1: DEFINITIONS.

         A. Section 1 of the Agreement is hereby amended by deleting the third sentence thereof in its entirety and inserting in lieu thereof the following:

         "Capitalized terms not otherwise defined herein shall have the meanings set forth in that certain Trust Indenture, dated as of November 1, 1994, and supplemented by that certain Third Supplemental Indenture, dated on or about October ___, 2003, among the Partnership, the Company, and the Trustee (collectively, the "Indenture"), in the form of such terms as they exist on the date of and giving effect to such Third Supplemental Indenture; provided, however, that defined terms from the Indenture that have been added or amended subsequent to the date of such Third Supplemental Indenture shall have such added or amended meanings herein upon compliance with the provisions of Section 8(d) hereof."

         B. Section 1 of the Agreement is hereby further amended by deleting the definitions of "Debt Service Reserve Letter of Credit," "Debt Service Reserve Letter of Credit Provider," "Debt Service Reserve LOC Reimbursement Agreement," "Letters of Credit," "LOC Provider," "Reimbursement Agreement," and "Working Capital Provider" in their respective entireties and by deleting the definition of "Working Capital Facility" in its entirety and inserting in lieu thereof the following:

         ""Working Capital Facility" means the Revolving Credit Agreement, dated as of October ___, 2003, among the Partnership, the Banks (as defined therein) party

                                       3
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         thereto from time to time, and Credit Lyonnais New York Branch, as agent, and any replacement agreement under or pursuant to which funds not to exceed $15,000,000 in principal amount for the working capital needs of the Project are provided, which funds may be used solely to pay Operation and Maintenance Costs and principal, interest, fees, expenses and other amounts payable by the Partnership under such agreement, in each case as any such agreement may be amended, modified, or supplemented from time to time."

                  1.4      AMENDMENTS TO SECTION 7: RIGHTS OF SENIOR PARTIES.

                  Section 7 of the Agreement is hereby amended by deleting the words "(upon receipt of Senior Creditor Certificates from the Required Senior Creditors)" and inserting in lieu thereof the words "(upon receipt of Senior Creditor Certificates from the Required Senior Creditors unless such certificates are not required under Section 8(d) of this Agreement or under the Disbursement Agreement)".

                  1.5 AMENDMENTS TO SECTION 8: APPOINTMENT AND DUTIES OF COLLATERAL AGENT, APPOINTMENT AND DUTIES OF DISBURSEMENT AGENT UNDER THE SECURITY DOCUMENTS.

                  Section 8(d) is hereby amended by inserting the following after the ")" and prior to the "." at the end of such section:

         "; and provided, further, that no consent of (nor, for the avoidance of doubt, any Senior Creditor Certificate from) the Required Senior Creditors (or, for the avoidance of doubt, any consent of the Trustee, the Tax Exempt Trustee, or the IDA) shall be required for purposes of any amendment or modification of any provision of (A) this Agreement, the Mortgage, or the Security Agreement to the extent that (1) such amendment or modification concerns the termination, amendment, modification, or replacement of any of the Debt Service Reserve LOC Reimbursement Agreement, the Reimbursement Agreement, or the Working Capital Facility to reflect a substitute provider(s) of any such facility and (2) the Partnership certifies to each of the Trustee and the Tax Exempt Trustee (on which such certificate the Trustee and the Tax Exempt Trustee may conclusively rely) that such termination, amendment, modification, or replacement is not reasonably expected to reduce the likelihood of payment of the Securities or Tax Exempt Bonds, as applicable, or otherwise to have a material adverse effect upon the holders of the Securities or the Tax Exempt Bonds, as applicable, or
         (B) the Disbursement Agreement, to the extent provided therein, and in each such case the Collateral Agent and/or the Disbursement Agent, as applicable, may conclusively rely on the certificate of the Partnership described above and shall enter into such amendment or modification of such agreement".

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                  1.6      AMENDMENT TO SECTION 17: NOTICES.

                  Section 17 is hereby amended by deleting the notice address of each of the Trustee, the Tax Exempt Trustee, and the Disbursement Agent appearing therein and inserting in lieu thereof the following:

                           "The Bank of New York
                           10161 Centurion Parkway
                           Jacksonville, Florida 32256
                           Attention: Trust Division"

SECTION 2. MISCELLANEOUS

                  2.1      SEVERABILITY.

         Any term or provision of this Amendment that is invalid, illegal, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality, prohibition or unenforceability without invalidating the remaining terms and provisions hereof, and any such invalidity, illegality, prohibition or unenforceability in any jurisdiction shall not invalidate or render prohibited or unenforceable such term or provision in any other jurisdiction.

                  2.2      SEPARATE COUNTERPARTS.

         This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but all such counterparts shall together constitute but one and the same instrument. Delivery by facsimile of a signed copy of this Amendment shall have the same effect as delivery of a manually executed counterpart.

                  2.3      BENEFIT OF AGREEMENT.

         All covenants, agreements, conditions, obligations, liabilities, terms and provisions contained herein shall be binding upon, and inure to the benefit of, the parties and their respective successors, assigns and replacements. Nothing in this Amendment, whether express or implied, shall be construed to give any Person other than the parties hereto any legal, equitable or other right, privilege, remedy, claim or demand to, under or in respect of this Amendment.

                  2.4      HEADINGS.

         The article and section headings herein are for convenience only and shall not affect the construction hereof.

                  2.5      GOVERNING LAW.

         THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW

                                       5
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YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS, OTHER THAN GENERAL
OBLIGATIONS LAW SECTION 5-1401.

                  2.6      EFFECT OF THIS AMENDMENT.

         On and after the effective date of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Agreement, and each reference in the other Financing Documents to the "Intercreditor Agreement", "thereunder", "thereof" or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment. Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                            [signature page follows]

                                       6
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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

                                        INDIANTOWN COGENERATION, L.P.

                                        By: /s/ F. JOSEPH FEYDER
                                            ------------------------------------
                                            Name: F. Joseph Feyder
                                            Title: Vice President

                                        INDIANTOWN COGENERATION
                                        FUNDING CORPORATION

                                        By: /s/ JOHN C. BARPOULIS
                                            ------------------------------------
                                            Name: John C. Barpoulis
                                            Title: Vice President and Treasurer

                                        THE BANK OF NEW YORK,
                                        as Tax Exempt Trustee

                                        By: /s/ SHERYL LEAR
                                            ------------------------------------
                                            Name: Sheryl Lear
                                            Title: Agent

                                        THE BANK OF NEW YORK,
                                        as Trustee

                                        By: /s/ SHERYL LEAR
                                            ------------------------------------
                                            Name: Sheryl Lear
                                            Title: Agent

                                        THE BANK OF NEW YORK,
                                        as Disbursement Agent

                                        By: /s/ SHERYL LEAR
                                            ------------------------------------
                                            Name: Sheryl Lear
                                            Title: Agent

       [First Amendment to Collateral Agency and Intercreditor Agreement]

                                        CREDIT LYONNAIS NEW YORK BRANCH,
                                        as agent bank under the Reimbursement
                                        Agreement and as a Senior Party

                                        By: /s/ JAMES F. GUIDERA
                                            ------------------------------------
                                            Name: James F. Guidera
                                            Title: Senior Vice President

                                        CREDIT LYONNAIS NEW YORK BRANCH,
                                        as agent bank under the Working Capital
                                        Facility and as a Senior Party

                                        By: /s/ JAMES F. GUIDERA
                                            ------------------------------------
                                            Name: James F. Guidera
                                            Title: Senior Vice President

                                        CREDIT LYONNAIS NEW YORK BRANCH,
                                        as agent bank under the Debt Service
                                        Reserve LOC Reimbursement Agreement and
                                        as a Senior Party

                                        By: /s/ JAMES F. GUIDERA
                                            ------------------------------------
                                            Name: James F. Guidera
                                            Title: Senior Vice President

                                        MARTIN COUNTY INDUSTRIAL
                                        DEVELOPMENT AUTHORITY

                                        By: /s/ TED ASTOLFI
                                            ------------------------------------
                                            Name: Ted Astolfi
                                            Title: Secretary

                                        DEUTSCHE BANK TRUST COMPANY
                                        AMERICAS, as Collateral Agent

                                        By: /s/ RICHARD L. BUCKWALTER
                                            ------------------------------------
                                            Name: Richard L. Buckwalter
                                            Title: Senior Vice President

       [First Amendment to Collateral Agency and Intercreditor Agreement]

ACKNOWLEDGED AND AGREED
as of the date first above written:

BNP PARIBAS (f/k/a BANQUE
NATIONALE DE PARIS), as agent bank
under the original Debt Service Reserve
LOC Reimbursement Agreement

By: /s/ ANDREW S. PLATT
    -----------------------------------
    Name: Andrew S. Platt
    Title: Vice President

CREDIT SUISSE FIRST BOSTON (f/k/a
CREDIT SUISSE), as agent bank under the
original Reimbursement Agreement and
Working Capital Facility

By: /s/ BRIAN T. CALDWELL

    ---------------------------
    Name: Brian T. Caldwell
    Title: Director

       [First Amendment to Collateral Agency and Intercreditor Agreement]